GENERAL	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1:-	GENERAL

a.
RADA Electronic Industries Ltd. (the "Company") is an Israeli based defense electronics contractor that specialize in the development, manufacture and sale of data recording and management systems (such as digital video and data recorders, ground debriefing stations, head-up display cameras), inertial navigation systems for air and land applications, avionics solutions (such as aircraft upgrades, avionics for unmanned aircraft vehicles, ("UAVs"), store management systems and interface computers) and land radar for defense forces and border protection applications (active protective systems for armored fighting vehicles, hostile fire detection and perimeter surveillance). The Company also provides test and repair services using its CATS testers and test program sets for commercial aviation electronic systems mainly through its Chinese subsidiary.

The Company is organized and operates as one operating segment.

b.
The Company operates a test and repair shop using its Automated Test Equipment ("ATE") products in Beijing, China, through its 80% owned Chinese subsidiary, Beijing Huari Aircraft Components Maintenance and Services Co. Ltd. ("CACS" or the "subsidiary"). CACS was established with a Chinese third party, which owns the remaining 20% equity interest.

c.	Revenues from major customers accounted for 64%, 71% and 77% of total revenues for the years ended December 31, 2015, 2014 and 2013, respectively (see Note 16c).

d.	Liquidity and Capital Resources:

Since incorporation, the Company incurred an accumulated deficit of $74,453. On April 16, 2015, the Company's shareholders approved an outline for the repayment of the Company's debts to its lenders ("Debt"), according to which, the Company would offer new Ordinary shares in a registered public offering (the "Offering"). It was agreed that if the net proceeds of the Offering were insufficient to repay the Debt in full, the lenders would be entitled to convert some or all of the remaining Debt into Ordinary shares.

The terms of the conversion were agreed as follows: (i) the minimum amount to be converted at any one time is $300 of Debt; (ii) the share issue price will be the lower of $1.00 or 15% below the preceding 7 days VWAP (volume weighted average price); and (iii) any unconverted Debt will continue to be subject to the terms of the extended standstill agreement (see also Note 9).

On April 27, 2015, the Company entered into an amendment to its standstill agreement with the lenders under which the termination of the forbearance period was been extended to the earlier of (i) August 31, 2016 or (ii) 30 days after the closing of the Offering resulting in the repayment of at least $7,500 of the Debt. Pursuant to this amendment, the default interest payable, as of and after February 1, 2015, on all outstanding principal amounts is Libor + 9% (see also Note 9).

On July 30, 2015, the Company announced the closing of its public offering of 6,910,569 Ordinary shares, offered at a price to the public of $1.23 per share. The gross proceeds to the Company were $8,500, before deducting underwriting discounts and commissions and other offering expenses payable by the Company. Issuance costs amounted to approximately $1,070.

The Company repaid $5,030 of the principal of the outstanding Debt and approximately $2,080 of the then outstanding accrued interest.

Subsequent to the balance sheet date, on May 15, 2016, the Company's shareholders approved an investment transaction with a new investor (the "Investor") according to which the investor will become a controlling shareholder of the Company and the Company will issue 17,021,277 Ordinary shares, in consideration for the aggregate amount of approximately $4,000, or a price per each share of $0.235 (the "Initial Investment”). The Company will also issue to the Investor, without additional consideration, warrants to purchase: (i) 8,510,638 additional Ordinary shares at an exercise price per Ordinary share of $0.235 (resulting in an aggregate exercise price of $2,000) exercisable for a period of 24 months following the date of the Initial Investment and (ii) warrants to purchase an additional 7,272,727 Ordinary shares at an exercise price per Ordinary share of $0.275 (resulting in an aggregate exercise price of $2,000) exercisable for a period of 48 months following the date of the Initial Investment (collectively: the "Warrants") (see also Note 17).

In addition, as part of the investment transaction, the Investor has agreed to grant the Company an option, exercisable in the discretion of either the Investor or the Company, to obtain a convertible loan from the Investor in the principal amount of up to $3,175, which may be used solely for the purpose of the repayment of the outstanding convertible loan and accrued interest to existing shareholders due on August 31, 2016.

During the term of the loan, the Investor will have the right, but not the obligation, at its sole discretion, to convert the then remaining convertible loan amount into Ordinary shares, par value NIS 0.015, at a price per share equal to the lower of: (i) $1.20, or (ii) a five percent (5%) discount to the FMV (the average of the closing prices of the Company's Ordinary shares over the 5 consecutive trading days ending on the last trading day prior to the date of conversion), but in no event less  than $0.235.

As of December 31, 2015, the Company's cash position (cash and cash equivalents) totaled approximately $1,754. The Company’s current operating plan includes various assumptions concerning the level and timing of cash receipts from existing and anticipated orders in 2016, current credit facilities available, the abovementioned Initial Investment and cash outlays for operating expenses and capital expenditures. Management believes that these funds, together with its existing operating plan, are sufficient for the Company and its subsidiary to meet its obligations as they come due at least for a period of twelve months from the date the consolidated financial statements.